Exhibit 10.1

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is made as of May 14, 2024 by and among Eagle Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), in connection with that certain Third Amended and Restated Credit Agreement, dated as of November 1, 2022, by and among the Borrower, the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent have entered into that certain Limited Waiver and First Amendment to Third Amended and Restated Credit Agreement, dated as of January 12, 2024 (as amended prior to the date hereof, the “First Amendment”).

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement and the First Amendment.

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:

1.            Amendments to the Credit Agreement and First Amendment; Reduction of Revolving Commitments.

(a)           Amendments to the Credit Agreement. Effective as of May 13, 2024, the Credit Agreement is hereby amended as follows:

(i)            Section 1.01 of the Credit Agreement is hereby amended to add the following defined term in the appropriate alphabetical order therein:

““Third Amendment Effective Date” means May 13, 2024.”

(ii)           The last sentence of the definition of “Revolving Commitment” appearing in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“As of the Third Amendment Effective Date, the aggregate amount of the Revolving Lenders’ Revolving Commitments is $50,000,000.”

(iii)          Section 5.01(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a) (x) with respect to the fiscal year of the Borrower ended December 31, 2023, no later than July 31, 2024 and (y) within ninety (90) days after the end of each other fiscal year of the Borrower, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by BDO USA, LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;”

(iv)          Section 5.01(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b) (i) (x) with respect to the fiscal quarters of the Borrower ended September 30, 2023 and March 31, 2024, in each case, no later than July 31, 2024 and (y) with respect to each other of the first three fiscal quarters of each fiscal year of the Borrower, within forty-five (45) days after the end of each such fiscal quarter, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; and

(ii) no later than July 31, 2024, a restatement of the financial statements previously delivered pursuant to Section 5.01(b) of this Agreement for the fiscal quarter ended June 30, 2023, certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, for the avoidance of doubt, accompanied by a certificate satisfying the requirements of Section 5.01(c) for such fiscal quarter;”

(v)           Section 5.01(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“not later than the fifth (5th) Business Day of each calendar month beginning with the calendar month ended May 31, 2024, a report setting forth the liquidity and debt positions of the Borrower and its Subsidiaries as of the last day of such calendar month, in such detail and together with such supporting information as the Administrative Agent may reasonably require, and, to the extent requested by the Administrative Agent, participate and cause their key management personnel to participate in meetings with the Administrative Agent and Lenders in connection with the foregoing (as well as in connection with the similar report delivered for the calendar month ended April 30, 2024 as a condition to the effectiveness of Amendment No. 3 to this Agreement), which meetings shall be held at such times and such places (and may be telephonic or virtual) as may be reasonably requested by the Administrative Agent;”

(vi)          Section 6.11(a) of the Credit Agreement is hereby amended to delete the reference to “$50,000,000” therein and to substitute a reference to “$10,000,000” therefor.

(vii)         Schedule 2.01 to the Credit Agreement is hereby restated in its entirety as set forth on Exhibit A hereto.

(b)            Amendment to First Amendment. Effective as of May 13, 2024, Section 2(b) of the First Amendment is hereby deleted in its entirety and replaced with the following:

“(b)         From and after the date hereof until the date on which the Borrower delivers (i) (x) all financial reporting materials required by Section 5.01(b) of the Credit Agreement and (y) the certificate required by Section 5.01(c) of the Credit Agreement, in each case with respect to the fiscal quarters of the Borrower ended June 30, 2023, September 30, 2023 and March 31, 2024 and (ii) (x) all financial reporting materials required by Section 5.01(a) of the Credit Agreement and (y) the certificate required by Section 5.01(c) of the Credit Agreement, in each case with respect to the fiscal year of the Borrower ended December 31, 2023 (such date, the “Updated Financials Delivery Date”) any provision in the Loan Documents requiring demonstration (including on a pro forma basis) of the Fixed Charge Coverage Ratio, Senior Secured Net Leverage Ratio and/or the Total Net Leverage Ratio (whether at the prescribed covenant level or at another specified level) as condition to taking a permissive action thereunder shall be deemed not to be satisfied.”

For the avoidance of doubt, the foregoing amendment to the First Amendment has the effect of, among other things, reinstating the requirement that the Borrower comply at all times with Section 6.11(a) of the Credit Agreement (Minimum Liquidity).

(c)           Reduction of Revolving Commitments. Effective as of May 13, 2024, the Revolving Commitments shall be permanently reduced by an aggregate amount of $50,000,000 pursuant to and in accordance with Section 2.09(c) of the Credit Agreement, resulting in aggregate Revolving Commitments of $50,000,000, allocated to each Lender as set forth on Schedule 2.01 to the Credit Agreement (as amended hereby). The Administrative Agent and the Required Lenders hereby waive any notice of Commitment reductions required by Section 2.09(c) of the Credit Agreement.

2.             Conditions of Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

(a)           The Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrower, the Required Lenders and the Administrative Agent, and the Consent and Reaffirmation attached hereto as Annex I duly executed by each Subsidiary Guarantor (the “Reaffirmation”).

(b)          The Administrative Agent shall have received from the Borrower:

(i)	a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and funds flow statement) of the Borrower for each quarter of the fiscal year ending December 31, 2024, as required pursuant to Section 5.01(e) of the Credit Agreement, which plan and forecast shall be in form reasonably satisfactory to the Administrative Agent;

(ii)	internally prepared drafts of the financial reporting materials required to be delivered pursuant to Section 5.01(b) of the Credit Agreement for the fiscal quarter of the Borrower ended June 30, 2023 (including the Borrower’s consolidated balance sheet and related statements of income, operations, stockholders’ equity and cash flows for the applicable period) (it being understood and agreed that the delivery of such draft financial reporting materials pursuant to this clause (ii) shall not satisfy any of the requirements of the Updated Financials Delivery Date (as defined in the First Amendment, as amended hereby)); and

(iii)	a report setting forth the liquidity and debt positions of the Borrower and its Subsidiaries as of April 30, 2024, in such detail and together with such supporting information as the Administrative Agent may reasonably require.

(c)           The Administrative Agent shall have received payment of fees and its reasonable and documented out-of-pocket expenses in connection with this Agreement.

3.             Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)           This Agreement and the Credit Agreement and First Amendment (each as amended hereby) constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           As of the date hereof, after giving effect to the terms of this Agreement, (i) the representations and warranties of the Borrower set forth in the Credit Agreement and the First Amendment (each as amended hereby) are true and correct in all material respects (or, if qualified by materiality or “Material Adverse Effect”, in all respects) as of the date hereof, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects (or, if qualified by materiality or “Material Adverse Effect”, in all respects) as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing.

4.             Reference to and Effect on the Credit Agreement and First Amendment.

(a)           Upon the effectiveness hereof, each reference to the Credit Agreement or the First Amendment in the Credit Agreement, the First Amendment or any other Loan Document shall mean and be a reference to the Credit Agreement or the First Amendment, respectively, as amended hereby.

(b)           The Credit Agreement, the First Amendment and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. The Borrower (i) agrees that, except as specifically provided herein, this Agreement and the transactions contemplated hereby shall not limit or diminish the obligations of the Borrower arising under or pursuant to the Credit Agreement, the First Amendment or the other Loan Documents to which it is a party and acknowledges that the pricing level set forth in Section 2(c) of the First Amendment remains in full force and effect, (ii) reaffirms its obligations under the Credit Agreement, the First Amendment the Security Agreement and each and every other Loan Document to which it is a party and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents and all filings made with any Governmental Authority in connection with such Liens. Without in any way limiting the foregoing, this Agreement shall not constitute a novation of the Loan Documents or any Obligations or Secured Obligations.

(c)           Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders (including in connection with any Default or Event of Default), nor constitute a waiver of any provision of the Credit Agreement, the First Amendment or any other documents, instruments and agreements executed and/or delivered in connection therewith (or any Default or Event of Default thereunder).

(d)           This Agreement and the Reaffirmation are Loan Documents.

5.             Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

6.             Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

7.             Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. For the avoidance of doubt, the provisions of Section 9.06(b) of the Credit Agreement apply to this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

EAGLE PHARMACEUTICALS, INC.,
as the Borrower

By:	/s/ Steven B. Ratoff
Name:	Steven B. Ratoff
Title:	Interim Chief Financial Officer

Signature Page to Third Amendment to

Third Amended and Restated Credit Agreement

Eagle Pharmaceuticals, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ Sebastian Leszczuk
Name:	Sebastian Leszczuk
Title:	Vice President

Signature Page to Third Amendment to

Third Amended and Restated Credit Agreement

Eagle Pharmaceuticals, Inc.

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Benjamin Sileo
Name:	Benjamin Sileo
Title:	VP

Signature Page to Third Amendment to

Third Amended and Restated Credit Agreement

Eagle Pharmaceuticals, Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andy Reidell
Name:	Andy Reidell
Title:	Executive Director

Signature Page to Third Amendment to

Third Amended and Restated Credit Agreement

Eagle Pharmaceuticals, Inc.

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender

By:	/s/ David M. Diez
Name:	David M. Diez
Title:	Managing Director

Signature Page to Third Amendment to

Third Amended and Restated Credit Agreement

Eagle Pharmaceuticals, Inc.

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Joseph Tauro
Name:	Joseph Tauro
Title:	Assistant Vice President

Signature Page to Third Amendment to

Third Amended and Restated Credit Agreement

Eagle Pharmaceuticals, Inc.

EXHIBIT A

SCHEDULE 2.01

COMMITMENTS

LENDER	REVOLVING COMMITMENT	TERM LOAN COMMITMENT[1]
JPMORGAN CHASE BANK, N.A.	$16,333,333.50	$20,000,000.01
CITIZENS BANK, N.A.	$13,333,333.34	$13,333,333.33
FIFTH THIRD BANK, NATIONAL ASSOCIATION	$8,333,333.33	$8,333,333.33
FIRST NATIONAL BANK OF PENNSYLVANIA	$8,333,333.33	$8,333,333.33
BARCLAYS BANK PLC	$3,666,666.50	$0.00
AGGREGATE COMMITMENTS	$50,000,000.00	$50,000,000.00

1 Reflects Term Loan Commitment as of the Effective Date (i.e. without reflecting any subsequent amortization).

ANNEX I

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Third Amendment, dated as of the date hereof, in connection with the Third Amended and Restated Credit Agreement, dated as of November 1, 2022 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Eagle Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned (a) consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed, (b) reaffirms its obligations under the each and every Loan Document to which it is a party (including, without limitation, each applicable Collateral Document) and (c) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents and any filings made with a Governmental Authority in connection therewith. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: May 14, 2024

[Signature Page Follows]

Annex I

EAGLE BIOLOGICS, INC.

By:	/s/ Michael Graves
Name:	Michael Graves
Title:	Interim Principal Executive Officer

EAGLE RESEARCH LABS LIMITED

By:	/s/ Suzanne Mack
Name:	Suzanne Mack
Title:	Director

ACACIA PHARMA INC.

By:	/s/ Reed McClung
Name:	Reed McClung
Title:	Chairman & Secretary

ACACIA PHARMA GROUP LIMITED

By:	/s/ Reed McClung
Name:	Reed McClung
Title:	Director

ACACIA PHARMA LIMITED

By:	/s/ Reed McClung
Name:	Reed McClung
Title:	Director

ACACIA PHARMA IRELAND LIMITED

By:	/s/ Reed McClung
Name:	Reed McClung
Title:	Director

Signature Page to Consent and Reaffirmation

Third Amendment to Third Amended and Restated Credit Agreement

Eagle Pharmaceuticals, Inc.